Related Party Transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions Disclosure	Related Party Transactions
The Company’s co-founder, Chairman and Chief Executive Officer, Mr. Emanuele Lauro, and the Company’s Vice President, Mr. Filippo Lauro, are members of the Lolli-Ghetti family, which owns and controls the Scorpio group of companies, or Scorpio. Scorpio includes SSM, which provides the Company with vessel technical management services, SCM, which provides the Company with vessel commercial management services, SSH, which provides the Company and other related entities with administrative services and services related to the acquisition of vessels, and Scorpio UK Limited, or SUK, which provides the Company with vessel chartering services. SSH also has a majority equity interest in a port agent that provides supply and logistical services for the Company’s vessels operating in its regions. In 2009, Mr. Emanuele Lauro also co-founded Scorpio Tankers (NYSE: STNG), a large international shipping company engaged in seaborne transportation of refined petroleum products, of which he is currently the Chairman and Chief Executive Officer. Mr. Emanuele Lauro also has a senior management position at Scorpio. The Company’s co-founder, President and Director, Mr. Robert Bugbee, is also the President and a Director of Scorpio Tankers and has a senior management position at Scorpio. The Company’s Vice President, Mr. Filippo Lauro and the Company’s Chief Operating Officer, Mr. Cameron Mackey, also hold the office of Vice President and Chief Operating Officer at Scorpio Tankers, respectively, and have senior management positions at Scorpio. Since December 2018, Messrs. Emanuele Lauro, Robert Bugbee, Filippo Lauro and Cameron Mackey have served in similar capacities for Hermitage Offshore Services Ltd., formerly Nordic American Offshore Ltd. (OTC: HOFSQ).

Administrative Services Agreement

The Company entered into the Administrative Services Agreement with SSH for the provision of administrative staff, office space and accounting, legal compliance, financial and information technology services, as well as arranging vessel sales and purchases for the Company, including newbuildings.
In addition, SSH has agreed with the Company not to own any drybulk carriers greater than 30,000 dwt for so long as the Administrative Services Agreement is in full force and effect. The Administrative Services Agreement may be terminated by SSH upon 12 months’ notice or by the Company upon 24 months’ notice.
The services provided to the Company by SSH under the Administrative Services Agreement may be sub-contracted to other entities within Scorpio.
Master Agreement

The Company’s vessels have been commercially managed by SCM and technically managed by SSM pursuant to the Master Agreement, which may be terminated by either party upon 24 months’ notice, unless terminated earlier in accordance with its terms. In the event of a sale of one or more vessels, a notice period of three months and a payment equal to three months of management fees will apply, provided that the termination does not amount to a change of control, including a sale of all or substantially all vessels, in which case a payment equal to 24 months of management fees will apply as was the case in the fourth quarter of 2020, when the Company’s Board of Directors authorized the Company, as part of its transition to a sustainable future, to sell its remaining dry bulk vessels and exit the dry bulk sector during 2021. This fee was considered as part of our assessment of the fair value less cost to sell of our remaining fleet, and is therefore included in the captions “Loss/write-down on assets held for sale – related party” in the Consolidated Statement of Operations, and “Assets held for sale” in the Consolidated Balance Sheet.
SCM’s commercial management services have included securing employment for the Company’s vessels in the spot market and on time charters. SCM has also managed the Scorpio Pools (spot market-oriented vessel pools) including the Scorpio Ultramax Pool, the Scorpio Kamsarmax Pool and the currently inactive Scorpio Capesize Pool in which most of the Company’s owned, finance leased and time chartered-in vessels are employed and from which a significant portion of its revenue is generated. The Scorpio Ultramax Pool and the Scorpio Kamsarmax Pool participants, including the Company and third-party owners of similar vessels, pay SCM a pool management fee of $300 per vessel per day, plus a 1.75% commission on the gross revenues per charter fixture. The Company typically has balances due from the Scorpio Pools, consisting primarily of working capital, undistributed earnings and reimbursable costs. These receivables are either classified as current or non-current assets within the Consolidated Balance Sheet depending upon whether the associated vessel is expected to exit the pool within the next 12 months. The Company is also allocated general and administrative expenses from SCM. The Scorpio Kamsarmax Pool and the Scorpio Ultramax Pool were significant customers for the year ended December 31, 2020, accounting for 30% and 50% of the Company’s total vessel revenue, respectively. During the year ended December 31,2019, the Scorpio Kamsarmax Pool and the Scorpio Ultramax Pool accounted for 31% and 60% of the Company’s total vessel revenue, respectively. During the year ended December 31, 2018, the Scorpio Kamsarmax Pool and the Scorpio Ultramax Pool accounted for 36% and 64% of the Company’s total vessel revenue, respectively.
During 2019 and 2020, the Company time-chartered out four Kamsarmax vessels to the Scorpio Kamsarmax Pool for a period of 24-27 months at rates linked to the Baltic Panamax Index (“BPI”). The related income is recorded as Vessel Revenues in the Consolidated Statement of Operations.
For the commercial management of any of the Company’s vessels that do not operate in one of the Scorpio Pools, it pays SCM a daily fee of $300 per vessel, plus a 1.75% commission on the gross revenues per charter fixture, which are classified as voyage expenses in the Consolidated Statement of Operations.
Effective January 1, 2018, pursuant to the Master Agreement, the fixed annual technical management fee was reduced from $200,000 to $160,000, and certain services previously provided as part of the fixed fee are itemized. The aggregate cost, including the costs that are now itemized, for the services provided under the technical management agreement do not materially differ from the annual management fee charged prior to the amendment.
SSM’s technical management services have included providing technical support, such as arranging the hiring of qualified officers and crew, supervising the maintenance and performance of vessels, purchasing supplies, spare parts and new equipment, arranging and supervising drydocking and repairs, and monitoring regulatory and classification society compliance and customer standards. As part of these services, the Company pays SSM, a related party, including certain subcontractors, for crew costs which are then distributed to the crew.
The Company pays SSM an annual fee of $160,000 plus charges for certain itemized services per vessel to provide technical management services for each of its owned or finance leased vessels, which is a component of vessel operating cost in the Consolidated Statement of Operations. In addition, representatives of SSM, including certain subcontractors, previously provided the Company with construction supervisory services while its vessels were being constructed in shipyards. For these services, SSM was compensated between $0.2 million and $0.5 million per vessel. Representatives of SSM, including certain subcontractors, provide supervisory services during drydocking, for which they are compensated.
The fees of certain consultants and the salaries of certain SUK employees are allocated to the Company for services performed for the Company.
The Company pays the related party port agent for supply and logistical services, which are charged as vessel operating costs.
The Company pays the related party bunker supplier for bunkers, which are charged as voyage expenses. Beginning in October 2019, the Company agreed to guarantee certain obligations of the related party bunker supplier arising from bunker purchases made through April 2021 on behalf of the vessels the Company owns. The maximum potential amount of future payments at December 31, 2020 was $5.0 million.
In 2016, an Executive Officer of the Company acquired a minority interest, which in 2018 increased to a majority interest, in an insurance broker which arranges hull and machinery and war risk insurance for certain of the Company’s owned and finance leased vessels. This broker has arranged such policies for the Company since 2013 and the extent of the coverage and the manner in which the policies are priced did not change as a result of this transaction. In September 2018 the Executive Officer disposed of their interest in the insurance broker in its entirety to a third party not affiliated with the Company. The amounts recorded reflect the amortization of the policy premiums, which are paid directly to the broker, who then remits the premiums to the underwriters. Such payments, which are made in advance, are classified as prepaid expenses and other current assets on the Consolidated Balance Sheet until they are realized in the applicable period, at which point they are recorded as vessel operating expenses in the Consolidated Statement of Operations.
The Company pays a related party travel service provider for travel services, such as flights, which are charged as general and administrative expenses.
In October 2018, the Company invested $100.0 million in Scorpio Tankers for approximately 54.1 million (which was subsequently adjusted to 5.4 million shares after a one-for-ten reverse stock split effected by Scorpio Tankers on January 18, 2019), or 10.9% (as of October 12, 2018), of Scorpio Tankers’ issued and outstanding common shares. The investment was part of a larger $337.0 million equity raise by Scorpio Tankers through a public offering of its common shares. Scorpio Tankers is a large international shipping company incorporated in the Republic of the Marshall Islands engaged in seaborne transportation of refined petroleum products. The Company and Scorpio Tankers have a number of common shareholders. They also share a number of directors and officers, including Mr. Emanuele Lauro who serves as the Chairman and Chief Executive Officer of both companies, Mr. Robert Bugbee, who serves as President and a Director of both companies, Mr. Cameron Mackey, who serves as Chief Operating Officer of both companies, and Mr. Filippo Lauro, who serves as Vice President of both companies. In October 2019, the Company’s Board of Directors declared a one-time special stock dividend to the shareholders of the Company of an aggregate of approximately one million shares of common stock of Scorpio Tankers (NYSE:STNG). Following the payment of the special dividend, the Company continued to own approximately 4.4 million common shares of Scorpio Tankers. In May 2020, the Company sold 2.25 million shares of Scorpio Tankers for aggregate net proceeds of approximately $42.7 million. The Company continues to own approximately 2.16 million common shares of Scorpio Tankers. There are no other significant transactions between the Company and Scorpio Tankers. As discussed in Note 1, Organization and Basis of Presentation, this investment is accounted for under the equity method utilizing the fair value option.

Transactions with entities owned and controlled by the Lolli-Ghetti family and with Scorpio Tankers (herein referred to as related party affiliates) in the Consolidated Statement of Operations and Consolidated Balance Sheet are summarized in the following tables (in thousands).

	Twelve Months Ended December 31,
	2020	2019	2018
Vessel revenue
Scorpio Kamsarmax Pool	$48,930	$69,368	$87,305
Scorpio Ultramax Pool	81,683	133,655	155,197
Total vessel revenue	$130,612	$203,023	$242,502
Voyage expense:
SCM	$1,449	$295	$—
Bunker supplier	1,844	1,653	—
Total voyage expense	$3,293	$1,948	$—
Vessel operating cost:
SSM	$11,547	$12,970	$13,361
Port agent	399	267	117
Insurance brokerage	—	—	1,721
Total vessel operating cost	$11,946	$13,237	$15,199
General and administrative expense:
SCM	$71	$103	$45
SSM	148	267	99
SSH	5,992	6,657	6,707
SUK	1,869	2,923	1,665
Travel provider	23	122	—
Total general and administrative expense	$8,103	$10,072	$8,516
(Loss) income from equity investment
Scorpio Tankers Inc.	$(105,384)	$116,878	$(7,178)
Write down on assets held for sale
SCM	$17,250	$414	$—
SSM	17,789	400	—
SSH	1,764	—	—
Total write down on assets held for sale	$36,803	$814	$—

At December 31, 2020 and December 31, 2019, we had the following balances with related parties, which have been included in the Consolidated Balance Sheet:

	December 31,
	2020	2019
Assets
Due from related parties-current:
Scorpio Kamsarmax Pool	$7,355	$5,241
Scorpio Ultramax Pool	7,522	677
SUK	—	36
Total due from related parties-current	$14,877	$5,954
Due from related parties non-current:
Scorpio Kamsarmax Pool	$—	$4,767
Scorpio Ultramax Pool	—	9,463
Total due from related parties non-current	$—	$14,230
Equity investment in Scorpio Tankers Inc.	$24,116	$173,298
Liabilities
Due to related parties-current :
Scorpio Kamsarmax Pool	$2,193	$—
Scorpio Ultramax Pool	1,014	—
SCM	281	227
SSM	96	200
SSH	373	312
Port agent	2	13
Bunker supplier	1,020	220
Total due to related parties-current	$4,979	$972